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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2006

                            THE X-CHANGE CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


         002-41703                                       90-0156146
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                      710 CENTURY PARKWAY, ALLEN, TX 75013
                    ----------------------------------------
                    (Address of principal executive offices)


                                  972.747.0051
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Based on satisfactory field tests, effective September 15, 2006, AirGATE Technologies, Inc. ("AirGATE"), a wholly-owned subsidiary of The X-Change Corporation ("X-Change"), entered into an agreement (the "Agreement") with Hexion Specialty Chemicals, Inc. ("Hexion") to launch Phase III of a project (the "Project") related to the research and development by AirGATE of an oil and gas exploration product (the "Product").

The potential cost of the Project (including labor to be provided by AirGATE) is
(a) expected to be $2,086,360 and (b) generally intended to be borne by AirGATE and Hexion. Non-labor related costs are expected to be $972,610. Hexion is expected to pay its share of the development cost (i.e., an aggregate of $556,875) to AirGATE as follows: $75,000 at the commencement of Phase III, $60,000 on or before the third of each calendar month commencing in October 2006 and ending in February 2007. AirGATE is expected to pay its share of the development cost (i.e., an aggregate of $556,750) in labor over the term of the Project.

If the Project is successfully commercialized, the Agreement provides that AirGATE will be paid a royalty by Hexion in an amount equal to 7.5% of Hexion's Revenue derived from the Work Product during the term beginning on date of First Commercialization of the Product and ending on the 7 year anniversary of such date.

The foregoing is a summary description of certain terms of the Agreement. The Agreement (as redacted if necessary and to the extent allowed under applicable law as X-Change intends to seek confidential treatment of the material confidential terms of the Agreement) will be filed as an exhibit to a future X-Change periodic report as required by the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The foregoing summary is qualified in its entirety by the text of the Agreement.


ITEM 7.01 REGULATION FD DISCLOSURE

         On September 19, 2006, the Company issued a press release to announce the transactions described in Item 1.01 of this report, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

         The information contained in Item 7.01 of this report and in Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit
Number            Description
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99.1              Press Release dated September 19, 2006.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2006

                                           THE X-CHANGE CORPORATION


                                           By: /s/ Michael L. Sheriff
                                               ---------------------------------
                                               Michael L. Sheriff
                                               Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit
Number            Description
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99.1              Press Release dated September 19, 2006.